Exhibit 99.1

SRIVARU, a Leading Commercial-Stage Provider of Premium E-Motorbikes,

to Become Publicly Listed on Nasdaq via Business Combination with Mobiv

SRIVARU targeting vehicle sales revenue of US$39 million for the fiscal year ending March 31, 2024,

US$117 million for the fiscal year ending March 31, 2025, and US$553 million for the fiscal year ending March 31, 2026

Delaware, USA and Coimbatore, India - March 13, 2023 – Mobiv Acquisition Corp (Nasdaq: MOBVU; MOBV; MOBVW) (“Mobiv”), a special purpose acquisition company with a focus on electric vehicles, today announced it has entered into a definitive merger agreement whereby Mobiv will combine with SRIVARU Holding Ltd. (“SRIVARU”), a commercial-stage provider of premium electric motorcycles, to create a new publicly traded company. The transaction is expected to provide SRIVARU with access to additional capital and position the company to accelerate the commercial rollout-out of its electric two-wheeled (“E2W”) vehicles in the Indian market.

Key transaction highlights:

•

The transaction is expected to result in the first U.S.-listed electric motorcycle company with manufacturing facilities based in India, one of the world’s largest and fastest-growing markets for two-wheeled vehicles (source: UnivDatos (UMI))

•	The Indian motorcycle market is expected to reach revenues of US$25.6 billion in 2023, growing to US$36.1 billion by 2027 (source: Statista/Mobility Markets Insights/Motorcycle Market India)

•

Electric motorcycles in India have significant growth potential, currently representing less than 1% market share, and are forecast to reach a 45-50% market share by 2030 (source: Statista/Bain & Company)

•

SRIVARU developed India’s fastest mass production electric motorcycle on the road, featuring state-of-the-art technology, engineering, a three-channel efficient braking system, safety features and other innovations

•	SRIVARU’s distribution and service network is expected to be nationwide in India, with more than 700 dealer applications received

•	SRIVARU has a capital-efficient business model, including highly scalable, low-cost manufacturing, assembly and distribution; it is expected to enable attractive sales prices with high margins

•	SRIVARU is led by an industry pioneer and former senior Tesla executive, Mohan Ramasamy, and a seasoned team

•	The transaction is expected to provide SRIVARU with access to capital in the U.S. public markets to rapidly scale sales and marketing across India and enter international markets

SRIVARU is one of the leading providers of premium electric motorcycles in India, the world’s largest and fastest-growing market for two-wheeled vehicles. As an industry-leading, all-electric motorcycle and micro-mobility company, SRIVARU is redefining the E2W segment, which is a large and significant segment within the overall mobility industry. Building on its years of research and established market presence, SRIVARU plans to expand across India and into other markets with a goal of advancing a carbon-free future.

Prana Grand: India’s premium electric motorcycle

Peter Bilitsch, CEO of Mobiv, stated, “We are excited to announce this transformative transaction, which we believe will not only drive significant value for stockholders, but has the potential to transform the Indian and global electric vehicle markets. We believe SRIVARU’s state-of-the-art technologies, low-cost manufacturing, expanding distribution channels and attractive price points for consumers are poised to disrupt the motorcycle market in both India and around the world. India alone is one of the world’s largest and fastest-growing markets for two-wheeled vehicles, with estimated revenues of US$25.6 billion and expected to grow to US$36.1 billion by 2027. India has a large, young and growing urban customer base experiencing rising standards of living. As a result, we believe SRIVARU is positioned to capture a significant share of the market given its technological leadership and first-mover advantage and, most importantly, the resounding favorable public reviews to date. We are honored to support SRIVARU on this exciting journey.”

Mohanraj Ramasamy, CEO of SRIVARU, stated, “We appreciate the support of Mobiv’s board of directors and stockholders as we embark on the next phase of our evolution as a public company. The platform provided through this combination is expected to significantly accelerate our growth. With over five years of research and development, our goal is to revolutionize the e-mobility industry. The Prana Grand is already one of India’s leading premium electric motorcycles, featuring state-of-the-art technology and patented innovations. Our proprietary integrated charging solution allows home charging, which we intend to expand by collaborating with local utilities. With the expected upcoming launch of our next-generation Prana Elite, we plan to expand the Prana’s range from 126 kilometers (78 miles) to 225 kilometers (140 miles), along with other significant enhancements. We also offer a favorable total cost of ownership value proposition relative to internal combustion motorcycles and other E2W manufacturers. We also offer our customers attractive financing programs through banks and Non-Banking Financial Companies (NBFC). As a result, feedback from the market has been overwhelmingly positive, as illustrated by the fact we have received many inquiries from potential customers and have received over 700 dealership applications to date. Overall, we believe we have built a lean, high margin and highly scalable business model that has the potential to drive significant value for shareholders for years to come, while contributing to reduced carbon emissions worldwide.”

The combined company will be known as SRIVARU Holding Ltd. and will be led by SRIVARU’s current management team. The transaction is anticipated to generate gross proceeds of up to approximately US$104 million of cash, assuming no redemptions by Mobiv’s public stockholders, which will be used to fund operations and growth. The pro forma implied enterprise value of the combined company is approximately US$195 million. Including the vehicle sales revenue-based earn-out for SRIVARU shareholders of 25 million shares, the implied total consideration to SRIVARU shareholders will be approximately US$409 million, assuming US$10 per share. The earnout for vehicle sales is based on SRIVARU achieving sales revenue for vehicles and such other products as approved by the board of SRIVARU of US$39 million for the fiscal year ending March 31, 2024, US$117 million for the fiscal year ending March 31, 2025, and US$553 million for the fiscal year ending March 31, 2026. The SRIVARU Board will have discretion to release the Earnout Shares to the SRIVARU shareholders even where the applicable Vehicle Sales Revenue triggers are not achieved, if Vehicle Sales Revenue surpasses at least 50% of such triggers. Mobiv’s net cash proceeds, which exclude any potential common stock redemptions, will be used to fund SRIVARU’s strategic plan to accelerate its go-to-market strategy, invest in new product development, and enhance its global manufacturing and distribution capabilities. The transaction has been approved by the boards of directors of both SRIVARU and Mobiv, and is expected to close in the first half of 2023, subject to the approval of Mobiv stockholders, regulatory approvals, and other customary closing conditions.

Following the transaction, SRIVARU’s Board of Directors will include a majority of independent directors in addition to representation from SRIVARU and Mobiv. Additional information about the proposed transaction, including a copy of the Business Combination Agreement and the investor presentation, will be provided in a Current Report on Form 8-K to be filed by Mobiv with the SEC and available at www.sec.gov.

+Not including employee stock options, if any.

Advisers

ACP Capital Markets LLC is serving as financial adviser to SRIVARU and Norton Rose Fulbright US LLP is serving as US legal counsel to SRIVARU. SRI Solutions is providing Indian legal advice to SRIVARU. EF Hutton, a division of Benchmark Investments, LLC is serving as capital markets adviser to Mobiv and Winston & Strawn LLP is serving as US legal counsel to Mobiv. JSA Advocates & Solicitors is serving as Indian legal counsel to Mobiv.

Additional Information about the Transactions and Where to Find It.

In connection with the proposed business combination between SRIVARU and Mobiv (the “Business Combination”) SRIVARU intends to file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) that includes a preliminary proxy statement of Mobiv and a registration statement/preliminary prospectus of SRIVARU, and after the Registration Statement is declared effective, Mobiv will mail a definitive proxy statement/prospectus relating to the Business Combination to Mobiv’s stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the Securities and Exchange Commission (“SEC”), will contain important information about the Business Combination and the other matters to be voted upon at a meeting of Mobiv’s stockholders to be held to approve the Business Combination and related matters. This communication does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. SRIVARU and Mobiv may also file other documents with the SEC regarding the Business Combination. Mobiv stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Mobiv, SRIVARU and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to Mobiv stockholders as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC by Mobiv through the website maintained by the SEC at www.sec.gov, or by directing a request to the contacts mentioned below.

Participants in the Solicitation

Mobiv, SRIVARU and their respective directors and officers may be deemed participants in the solicitation of proxies of Mobiv stockholders in connection with the Business Combination. Mobiv stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Mobiv and a description of their interests in Mobiv is contained in Mobiv’s final prospectus related to its initial public offering, dated August 3, 2022, and in Mobiv’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Mobiv stockholders in connection with the Business Combination and other matters to be voted upon at the Mobiv stockholder meeting will be set forth in the Registration Statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that Mobiv and SRIVARU intend to file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This communication may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning Mobiv’s or SRIVARU’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether the Business Combination will generate returns for stockholders or shareholders, respectively. These forward-looking statements are based on Mobiv’s or SRIVARU’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside SRIVARU’s or Mobiv’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against Mobiv, SRIVARU or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Mobiv, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the inability to complete the private placement or backstop transactions contemplated by the Business Combination Agreement and related agreements, as applicable; (g) the risk that the Business Combination disrupts current plans and operations of SRIVARU or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (h) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of SRIVARU to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the Business Combination; (j) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for Mobiv to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of Mobiv’s securities and the attractiveness of the Business Combination to investors; (k) the possibility that SRIVARU and Mobiv may be adversely affected by other economic, business, and/or competitive factors; (l) SRIVARU’s ability to execute its business plans and strategies, (m) SRIVARU’s estimates of expenses and profitability and (n) other risks and uncertainties indicated from time to time in the final prospectus of Mobiv, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Mobiv. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SRIVARU and Mobiv assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither SRIVARU nor Mobiv gives any assurance that either SRIVARU or Mobiv will achieve its expectations.

Disclaimer

This communication relates to a proposed business combination between SRIVARU and Mobiv. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About SRIVARU Holding Ltd.

SRIVARU is the parent company of SRIVARU Motor Private Ltd., a leading commercial-stage provider of premium e-motorbikes in India. SRIVARU was founded on the realization that while the rider-motorcycle relationship is deep and complex, it is in desperate need of innovation for the next generation of riders. SRIVARU provides affordable premium E2W that provide an exceptional riding experience with redundant 3-channel automated braking, a low center of gravity to improve stability, enhanced safety features, and easy charging compatible with home charging outlets. The company has a broad array of intellectual property, including a patent-pending chassis and drive acceleration system. In addition, SRIVARU offers customers a superior total cost of ownership, compared to traditional internal combustion engine motorcycles and E2W competitors. Additional information about the company is available at: http://www.srivarumotors.com/.

About Mobiv

Mobiv is a newly incorporated company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with a target business. Mobiv may pursue a business combination target in any industry or geographic region and will invest using the lens of the UN Sustainable Development Goals, which reflect social and environmental mega-trends that are re-shaping our world. https://mobiv.ac/.

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